Note 11 - Inventories - Inventories by Category and Impact of Using LIFO Method (Details) - USD ($) $ in Thousands	Mar. 31, 2018	Dec. 30, 2017	Sep. 30, 2017	Jul. 01, 2017	Mar. 31, 2017	Dec. 31, 2016	Oct. 01, 2016	Jul. 02, 2016	Mar. 31, 2016
Finished products	$ 636,195				$ 576,459
In process	47,972				35,982
Raw materials and supplies	155,468				160,333
Total	839,635				772,774
Less excess of FIFO cost over LIFO cost	158,807				143,839
Total inventories	$ 680,828	$ 770,702	$ 859,146	$ 655,419	$ 628,935	$ 699,445	$ 801,684	$ 611,063	$ 609,481